                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             U.S. INTERACTIVE, INC.


                  (Pursuant to Sections 228, 242 and 245 of the
               General Corporation Law of the State of Delaware)

         U.S. Interactive, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"),

         DOES HEREBY CERTIFY:

         FIRST: That the Corporation was originally incorporated in Delaware under the name U.S. Interactive, Inc., and the date of its filing of its original Certificate of Incorporation with the Secretary of State of Delaware was September 4, 1998.

         SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the Corporation declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders of the issued and outstanding Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value, voting as a single class and as separate classes, all in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law.

         THIRD: That the resolution setting forth the proposed amendment and restatement is as follows:

         "RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

                                    Article I
                                      Name

The name of the Corporation is U.S. Interactive, Inc.

                                   Article II
                                Registered Office

The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                   Article III
                                     Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

                                   Article IV
                                  Capital Stock

         The total number of shares of all classes of stock which the Corporation is authorized to issue is One Hundred Five Million (105,000,000) shares, consisting of: (i) Ninety Million (90,000,000) shares of Common Stock, par value $0.001 per share, and (ii) Fifteen Million (15,000,000) shares of Preferred Stock, par value $.001 per share.

         Effective at the time of the filing with the Secretary of State of the State of Delaware of this Amended and Restated Certificate of Incorporation, (a) each share of the Corporation's Class A Common Stock, par value $.001 per share, issued and outstanding or held in treasury immediately prior to such time shall, without any action on the part of the respective holders thereof, be reclassified into one share of Common Stock, par value $.001 per share, and each stock certificate that, immediately prior to the time of such filing, represented shares of the Corporation's Class A Common Stock, par value $.001 per share, shall from and after such time and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock, $.001 par value, into which the shares of Class A Common Stock, $.001 par value, were reclassified pursuant hereto; and (b) each share of the Corporation's Class B Common Stock, $.001 par value per share, issued and outstanding or held in treasury immediately prior to such time shall, without any action on the part of the respective holders thereof, be classified into one share of Common Stock, $.001 par value per share, and each stock certificate that, immediately prior to the time of such filing, represented shares of the Corporation's Class B Common Stock, $.001 par value per share, shall from and after such time, and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock, $.001 par value, into which the shares of Class B Common Stock, $.001 par value, were reclassified pursuant hereto.

                                 Preferred Stock

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, by approving and causing to be filed with the Secretary of State of the State of Delaware a resolution with respect to any such series ("Series Resolution"), from time to time to designate one or more series of Preferred Stock, in addition to any series designated in this Amended and Restated Certificate of Incorporation, and to fix the powers, preferences and rights, and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof and to fix or alter the number of shares comprising any such series and the designation thereof, to the full extent now or hereafter permitted by the laws of the State of Delaware.

         The authority of the Board of Directors shall include, but not be limited to, the determination or fixing of the following:

                  (a) the distinctive designation of the series and the number of shares which shall constitute the series, which number may be increased (but not above the total authorized number of shares of Preferred Stock) or decreased (but not below the number of shares of such series then outstanding) from time to time by action of the Board of Directors;

                  (b) the dividend rate, if any, on the shares of the series, whether dividends shall be cumulative, and if so, from what date or dates;

                  (c) the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

                  (d) whether or not the shares of the series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the annual amount of such fund and the terms and provisions relative to the operation thereof;

                  (e) whether or not the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and, if so convertible or exchangeable, the conversion price or prices or the rates of exchange and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (f) the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (g) whether or not the shares of the series shall be entitled to the benefit of limitations restricting the payment of dividends on, or the making of other distributions in respect of, stock of any class or series ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior class, and the terms of any such restrictions;

                  (h) whether the series shall have voting rights in addition to any voting rights required by law, and, if so, the terms of such voting rights; and

                  (i) any other relative rights, preferences and limitations of that series.

         Shares of Preferred Stock consisting of the following Series are authorized and their respective descriptions and designations are attached hereto and incorporated by reference:

                  (a) Series A Preferred Stock Description and Designation of Series A Preferred Stock

                         See Exhibit "A" attached hereto

                  (b) Series B Preferred Stock Description and Designation of Series B Preferred Stock

                         See Exhibit "B" attached hereto

                  (c) Series C Preferred Stock Description and Designation of Series C Preferred Stock

                         See Exhibit "C" attached hereto

                  (d) Series D Preferred Stock Description and Designation of Series D Preferred Stock

                         See Exhibit "D" attached hereto


                                  COMMON STOCK

         Holders of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors from time to time, except that the Corporation will not declare, pay or set apart for payment, any dividend on shares of Common Stock (other than dividends payable in Common Stock), or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares, if, at the time of such action, the Corporation is in default with respect to any dividend payable on, or any sinking fund or purchase fund requirement relative to, any shares of Preferred Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

                                     General

                  Voting Stock. Except as otherwise required by law or as otherwise provided in this Amended and Restated Certificate of Incorporation regarding any series of Preferred Stock, or in the Series Resolution creating any other series of Preferred Stock, the holders of Common Stock shall exclusively possess voting power in the election of directors and for all other purposes, and the holders of any other series of Preferred Stock not affirmatively granted such voting power shall have no voting power and shall not be entitled to any notice of any meeting of stockholders.

                                    Article V
                                      Term

         The Corporation shall have perpetual existence.

                                   Article VI
                                    Directors

         A. Number. The number of directors of the Corporation shall be such number not less than six (6) nor more than fifteen (15) as shall be set forth from time to time in a resolution of the Board of Directors, provided that no action shall be taken to decrease below six (6) or increase above fifteen (15) the number of directors unless at least 66.67% in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) approve such decrease or increase. Vacancies in the Board of Directors of the Corporation, however caused, and newly created directorships shall be filled only by a vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified.

         B. Classified Board of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III, each of which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided, however, that each initial director in Class I shall hold office until the annual meeting of stockholders in 1999; each initial director in Class II shall hold office until the annual meeting of stockholders in 2000; and each initial director in Class III shall hold office until the annual meeting of stockholders in 2001. Notwithstanding the foregoing provisions of this Article VI, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

         Subject to the provisions of this Article VI, should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (i) if there shall be an excess of one directorship over a number equally divisible by three, such extra directorship shall be classified in Class I; and (ii) if there shall be an excess of two directorships over a number divisible by three, one shall be classified in Class I and the other in Class II.

         In the event of any increase or decrease in the authorized number of directors, (1) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (2) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible.

         Notwithstanding any other paragraph in this Article VI whenever the holders of any one or more classes or series of Preferred Stock issued by this Corporation shall have the right, voting separately by class or series, to elect directors, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of any Series Resolution applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms.

         C. Removal of Directors. Notwithstanding any other provisions of this Amended and Restated Certificate or the By-laws of the Corporation, any director or the entire Board of Directors of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VI shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                                   Article VII
                       Limitation of Directors' Liability

         The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of the directors generally that are now or hereafter become available under the General Corporation Law. Without limiting the foregoing, no director of the Corporation shall be personally liable to the Corporation or any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director provided that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty or loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

                                  Article VIII
                              Election of Directors

         Elections of directors need not be by written ballot except as, and to the extent, provided in the by-laws of the Corporation.

                                   Article IX
                                 Indemnification

         A. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation or a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Article IX.C below, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

         B. Prepayment of Expenses. The Corporation shall pay the expenses (including reasonable attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article IX or otherwise.

         C. Claims. If a claim for indemnification or payment of expenses under this Article IX is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

         D. Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article IX shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, provision of the By-Laws, agreement, vote of stockholders or disinterested directors, or otherwise.

         E. Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         F. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

         G. Other Indemnification and Prepayment of Expenses. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                    Article X
                         No Stockholder Written Consent

         Upon the initial Closing of the Corporation's initial public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

                                   Article XI
                            Amendment of Certificate

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VII,VIII, IX, X, XI, and XII, may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of the directors (considered for this purpose as a single class).

                                   Article XII
                               Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.


         FOURTH: That this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 228, 242 and 245 of the General Corporation Law.

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the undersigned officer of the Corporation this 22nd day of September, 1998.



                                       /s/  Larry W. Smith
                                       -------------------------------
                                Name:    Larry W. Smith
                                Title: Chief Executive Officer

                           DESIGNATION AND DESCRIPTION
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                             U.S. INTERACTIVE, INC.,
                             a Delaware corporation


         1. Designation and Amount. The shares of the series of Preferred Stock hereby established shall be designated as "Series A Preferred Stock" and the number of shares constituting such series shall be 1,573,533. As used herein, the term "Preferred Stock" used without reference to the Series A Preferred Stock means the shares of Preferred Stock, without distinction as to series, except as otherwise expressly provided for herein, or as the context otherwise requires.

         2.       Liquidation Preference.


                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock ("Common Stock") by reason of their ownership thereof, the amount of $2.83124 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series A Purchase Price") plus all accrued or declared but unpaid dividends on such share for each share of Series A Preferred Stock then held (the "Series A Preferential Amount"). The holders of the Series A Preferred Stock shall receive the Series A Preferential Amount pari passu with the amounts due to the holders of Series B Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock under the Designation and Description of Series B Preferred Stock, the Designation and Description of Series C Preferred Stock and the Designation and Description of Series D Preferred Stock. Notwithstanding the foregoing, if in any liquidation, dissolution or winding up of the Corporation, the rate of return on the Series A Preferred Stock is less than 5.5218109% per year on the Series A Purchase Price (computed as simple interest from July 2, 1998 (the "Issue Date")), then the holders of the Series A Preferred Stock shall be entitled to receive, following payment of the Series A Preferential Amount, an additional amount which operates to provide to the holders of the Series A Preferred a rate of return on the shares of Series A Preferred Stock of 5.5218109% per year on the Series A Purchase Price (computed as simple interest from the Issue Date and as adjusted for any stock dividends, combinations, or splits with respect to such shares). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the fully aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

                  (b) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, and subject to the payment in full of the liquidation preference with respect to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock as provided in subparagraph (a) of this Section 2, and subject to the rights of any series of Preferred Stock pursuant to a Designation and Description creating such series, the holders of the Common Stock shall be entitled to receive the entire remaining assets and funds of the Corporation legally available for distribution, to be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then held by them.

                  (c) For purposes of this Section 2, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for less than fifty percent (50%) of the outstanding voting shares issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere incorporation transaction, including without limitation, a transaction pursuant to which the Corporation merges into a commonly-controlled corporation organized under the laws of the State of Delaware) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to receive at the closing in cash, securities or other property (valued as provided in Section 2(d) below) amounts as specified in Section 2(a) above.

                  (d) Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         3.       Redemption.

                  (a) On the fifth anniversary of the Issue Date, upon the one time election of each of the holders of the shares of Series A Preferred Stock outstanding as of the date of such election, the Corporation shall redeem, from any source of funds to the extent legally available therefor, all but not less than all of the shares of the Series A Preferred Stock held by such shareholder as of the date of such election; provided, however, that if the holders of greater than 50% of the then outstanding Series A Preferred Stock elect to require the Corporation to redeem greater than 50% of the then outstanding shares of the Series A Preferred Stock, the Corporation may elect to redeem all but not less than all of the then outstanding shares of Series A Preferred Stock; provided, further, that, except as provided in Section 3(c) below, such redemption shall be effected no later than sixty (60) days after receipt by the Corporation of such notice of election (the "Series A Redemption Date"). The Corporation shall effect such redemption on the Series A Redemption Date by paying in cash in exchange for the shares of Series A Preferred Stock to be redeemed a sum equal to $2.83124 per share of Series A Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus a per annum return of 5.5218109% (computed as simple interest from the Issue Date) (the "Series A Redemption Price").

                  (b) No later than thirty (30) days after receipt by the Corporation of the notice of election described in Section 3(a) above, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series A Redemption Date, the Series A Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Series A Redemption Notice"). Except as provided in Section 3(c), on or after the Series A Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series A Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after the Series A Redemption Date, unless there shall have been a default in payment of the Series A Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the Series A Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on any Series A Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the Series A Redemption Price and the redemption prices for the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will immediately be used to redeem on the same basis the balance of the shares which the Corporation has become obliged to redeem on any Series A Redemption Date and redemption date for the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, but which it has not redeemed.

         4.       Voting Rights.

                  (a) Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided in the Amended and Restated Stockholder's Agreement, as amended from time to time, executed by the holders of the Series A Preferred Stock, the Corporation, and the holders of Common Stock and of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, or in any Certificate of Designation for the Series A Preferred Stock hereafter filed, or as required by law), voting together with the Common Stock as a single class, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional voting shall not, however, be permitted and any fractional votes resulting from the above formula (after aggregating all shares into which shares of the Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward)

         5.       Restrictions and Limitations.

                  (a) So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, voting or acting together as a single class, take any action which:

                           (i) materially alters or changes the rights,
preferences or privileges of the Series A Preferred Stock as a class;

                           (ii) authorizes or issues any additional shares of
Series A Preferred Stock;

                           (iii) except as set forth in (xii) below creates any
new class or series of Preferred Stock having rights, preferences or privileges senior to or on parity with the Series A Preferred Stock;

                           (iv) approves any merger of the Corporation, sale of
all or substantially all of the assets of the Corporation, or other corporate reorganization or acquisition other than with or to a wholly-owned subsidiary of the Corporation;

                           (v) approves the purchase, redemption or other
acquisition of any of the Series A Preferred Stock except as specifically provided for in Section 3;

                           (vi) approves the purchase, redemption or other
acquisition of any common stock of the Corporation, other than repurchases pursuant to stock restriction agreements that grant to the Corporation a right of repurchase upon termination of the service or employment of any consultant, director, officer or employee;

                           (vii) authorizes the payment of a cash dividend to
any holders of any class or series of capital stock of the Corporation other than in the ordinary course of the Corporation's business;

                           (viii) amends or repeals the Corporation's Amended
and Restated Certificate of Incorporation or Amended and Restated Bylaws;

                           (ix) permits any subsidiary of the Corporation to
issue or sell or obligate itself to issue or sell, except to the Corporation or a wholly-owned subsidiary of the Corporation, any securities of such subsidiary;

                           (x) approves the liquidation, dissolution or winding
up of the Corporation;

                           (xi) authorizes any material transaction or series of
transactions between the Corporation and any officer, director, shareholder or affiliate thereof (defined as any person or entity controlling, controlled by or under common control with such person) or any individual related by blood, marriage or adoption to any such person or any entity in which such person owns a significant beneficial interest except for material transactions which are at arms-length as determined by a majority vote of the Board of Directors;

                           (xii) involves any transaction, other than joint
ventures or similar transactions conducted in the ordinary course of the Corporation's business, pursuant to which equity securities having rights, preferences or privileges senior to or on parity with the Series A Preferred Stock are issued by the Corporation;

         6. Conversion. The holder of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share by delivery of the certificate representing such share to the office of the Corporation or the transfer agent for such stock, into such number of fully paid and nonassessable shares of the Common Stock as is determined by dividing $2.83124 by the Series A Conversion Price (as defined below) applicable to such share and determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of the Common Stock shall be deliverable upon conversion of shares of the Series A Preferred Stock (the "Series A Conversion Price") shall initially be $2.83124 per share of the Common Stock. Such initial Series A Conversion Price shall be adjusted as hereinafter provided.

                  (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of the Common Stock at the then-effective Series A Conversion Price, upon the earlier of (i) the date specified by vote, written consent or agreement of holders of not less than a majority of the then outstanding shares of Series A Preferred Stock (as to conversion of Series A Preferred Stock), and (ii) simultaneously with the initial closing of (A) an underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed Fifteen Million Dollars ($15,000,000) and in which the price per share to the public of such Common Stock equals or exceeds $5.00 (subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs prior to such underwritten, firm commitment public offering), or (B) an offering to the holders of the common stock of Safeguard Scientifics, Inc. ("SSI"), pursuant to a registration statement, of rights to purchase from the Company such number of shares of the Common Stock which equals up to 30% (as determined by SSI) of the sum of (I) all issued shares of Common Stock; (II) all shares of Common Stock reserved for issuance, and (III) all shares of Common Stock subject to, but not reserved for, issuance pursuant to options, warrants or other agreements, instruments or understandings, all as of the effective date of the registration statement (a "Qualified Public Offering").

                  (c)      Mechanics of Conversion.

                           (i) Before any holder of Series A Preferred Stock
shall be entitled to convert the same into shares of the Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he, she or it elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of the Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of the Common Stock to which he, she or it shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on such date.

                           (ii) If the conversion is in connection with an
underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

                  (d) Adjustments to Series A Conversion Price for Certain Diluting Issues.

                           (i) Special Definitions. For purposes of this Section
6(d), the following definitions apply:

                           (1) "Options" shall mean rights, options, or warrants
to subscribe for, purchase or otherwise
acquire either Common Stock or Convertible Securities (defined below).

                           (2) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than Common Stock or Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                           (3) "Additional Shares of Common Stock" shall mean
all shares of Common Stock issued (or, pursuant to Section 6(d)(iii), deemed to be issued) by the Corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                           (A) upon conversion of shares of Series A Preferred
Stock;

                           (B) upon conversion of shares of Series B Preferred
Stock;

                           (C) upon conversion of shares of Series C Preferred
Stock;;

                           (D) upon conversion of shares of Series D Preferred
Stock;

                           (E) to officers, directors or employees of, or
consultants to, or other permitted grantee of, the Corporation or any subsidiary of the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors, but not exceeding 1,397,236 shares of the Common Stock (subject to equitable adjustment in the event of any stock split stock dividend, combination, reorganization, reclassification, or other similar event involving the Common Stock which occurs after the date hereof and prior to the Qualified Public Offering);

                           (F) as a dividend or distribution on Series A
Preferred Stock, or as a dividend or distribution on Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

                           (G) for which adjustment of the Series A Conversion
Price is made pursuant to Section 6(e); or

                           (H) upon exercise of any and all of the 70,000
Options issued to Progress Bank prior to the date these designations are filed with the Secretary of State of Delaware and any Options issued to Progress Bank or its affiliates pursuant to any transaction after the date these designations are filed with the Secretary of State of Delaware pursuant to which Progress Bank lends or makes available to the Corporation funds for working capital purposes.

                           (ii) No Adjustment of Conversion Price. Any provision
herein to the contrary notwithstanding, no adjustment in the Conversion Price for Series A Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 6(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A Conversion Price in effect on the date of, and immediately prior to such issue.

                           (iii) Deemed Issue of Additional Shares of Common
Stock. Except as set forth in 6(d)(i)(3) above, in the event the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                (1) no further adjustments in the Series A
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                (2) if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series A Conversion Price shall effect Common Stock previously issued upon conversion of the Series A Preferred Stock); or

                                (3) no readjustment pursuant to clause (2) above
shall have the effect of increasing the Conversion Price of a series to an amount which exceeds the lower of (a) the Conversion Price of such series on the original adjustment date and (b) the Conversion Price of such series that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (iv) Adj\ustment of Conversion Price Upon Issuance of
Additional Shares of Common Stock. In the event the Corporation, at any time after the Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(iii)) without consideration or for a consideration per share less than the Series A Conversion Price on the date of and immediately prior to such issue, then and in such event, except for adjustments governed by Section 6(e) below, the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding Options (whether vested or not vested, exercisable or not exercisable) had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

                           (v) Determination of Consideration. For purposes of
this Section 6(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (1) Cash and Property: Such consideration shall:

                           (A) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends:

                           (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                           (C) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

                                (2) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(iii), relating to Options and Convertible Securities shall be determined by dividing;

                                        (A) the total amount, if any, received
or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by


                                        (B) the maximum number of shares of
Common Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (e) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series A Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (f) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(e) above or a merger or other reorganization referred to in Section 2(c) above), the Series A Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of the Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of the Common Stock that would have been subject to receipt by the holders upon conversion of Series A Preferred Stock immediately before that change.

                  (g) No Impairment. Without the vote or written consent of the holders of a majority of the Series A Preferred Stock, voting or acting together as a single class, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                  (h) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price at the time in effect, and
(iii) the number of shares of the Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

                  (i) Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion

                  (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

                  (k) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock. All shares of the Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of the Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

                  (l) Notices. Any notice required by the provisions of this
Section 6 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

         7.       Preemptive Rights.

                  (a) Right To Maintain Proportionate Share Ownership. The holders of outstanding shares of Series A Preferred Stock shall have the right to subscribe to any or all (i) issuances of shares of capital stock of the Corporation, (ii) issuances of securities convertible into shares of capital stock of the Corporation (other than Options to Progress Bank or an affiliate thereof as contemplated in Section 6(d)(i)(3)(H)), or (iii) grants of options to purchase shares of capital stock of the Corporation, including, but not limited to any warrants issued by the Company (other than option grants referred to in Section 6(d)(i)(3)(E) above) on the same terms of such offerings to the extent equal to the proportion which the number of shares of Series A Preferred Stock (on an as-converted basis) held by such holders bears to the Corporation's fully-diluted capitalization (on an as-converted and as-exercised basis). Such right is exercisable within ten (10) days after the receipt of written notice relating to such issuances by the holders of the Series A Preferred Stock. Each holder of Series A Preferred Stock shall have the right to purchase that percentage of such issuances available for purchase by all of the holders of Series A Preferred Stock equal to such holder's percentage of all Series A Preferred Stock issued and outstanding at such time. The right of holders of the Series A Preferred Stock to purchase new issues of shares or convertible securities or options does not extend to shares or securities issued solely in exchange for property (including securities) other than cash, including any such shares, convertible securities or options issued in connection with any merger or reorganization (primarily intended to acquire property or business), equipment lease or debt financing.

                  (b) Oversubscription Privilege. In addition to the right to purchase his, her or its pro rata proportion of the new issue of shares, convertible securities or options as set forth in 7(a) above, each holder of the Series A Preferred Stock who has subscribed for the entire number of shares or units initially allocable to him shall have the additional right to subscribe to his, her or its proportionate part of any shares or units which have not been subscribed for by other holders of the Series A Preferred Stock. In case the total number of shares or units desired to be purchased by holders of the Series A Preferred Stock exercising this right of oversubscription exceeds the total number of shares or other units which have not been initially subscribed for by other holders of the Series A Preferred Stock and are thus available for purchase, each holder of the Series A Preferred Stock exercising this right of oversubscription shall be entitled to purchase that percentage of the shares or units not initially subscribed by the holders of Series A Preferred Stock equal to the number of shares subscribed by such holder over the total number of shares for which subscriptions from holders of Series A Preferred Stock have been received. This procedure shall be repeated, if necessary, until all of the shares or units not initially subscribed have been allocated. The preemptive rights held by the holders of the Series A Preferred Stock pursuant to this
Section 7 shall terminate immediately prior to the closing of a Qualified Public Offering.

         8. No Reissuance of the Series A Preferred Stock. No share or shares of the Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued as part of that series. The authorized number of shares of that series shall be automatically reduced by the number of shares reacquired, and the Board of Directors of the Corporation shall return those shares to the status of authorized but undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

                           DESIGNATION AND DESCRIPTION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                             U.S. INTERACTIVE, INC.,
                             a Delaware corporation


         1. Designation and Amount. The shares of the series of Preferred Stock hereby established shall be designated as "Series B Preferred Stock" and the number of shares constituting such series shall be 1,052,632. As used herein, the term "Preferred Stock" used without reference to the Series B Preferred Stock means the shares of Preferred Stock, without distinction as to series, except as otherwise expressly provided for herein, or as the context otherwise requires.

         2.       Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock ("Common Stock") by reason of their ownership thereof, the amount of $.94999 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series B Purchase Price) plus all accrued or declared but unpaid dividends on such share for each share of Series B Preferred Stock then held (the "Series B Preferential Amount"). The holders of the Series B Preferred Stock shall receive the Series B Preferential Amount pari passu with the amounts due to holders of Series A Preferred Stock, the holders of Series C Preferred Stock and the holders of the Series D Preferred Stock under the Designation and Description of Series A Preferred Stock, the Designation and Description of Series C Preferred Stock and the Designation and Description of the Series D Preferred Stock. Notwithstanding the foregoing, if in any liquidation, dissolution or winding up of the Corporation, the rate of return on the Series B Preferred Stock is less than 10% per year on the Series B Purchase Price (computed as simple interest from July 2, 1998(the "Issue Date")), then the holders of the Series B Preferred Stock shall be entitled to receive, following payment of the Series B Preferential Amount, an additional amount which operates to provide to the holders of the Series B Preferred a rate of return on the shares of Series B Preferred Stock of 10% per year on the Series B Purchase Price (computed as simple interest from the Issue Date and as adjusted for any stock dividends, combinations, or splits with respect to such shares). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock and Series D Preferred Stock shall be insufficient to permit the payment to such holders of the fully aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

                  (b) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, and subject to the payment in full of the liquidation preference with respect to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock as provided in subparagraph (a) of this Section 2, and subject to the rights of any series of Preferred Stock pursuant to a Designation and Description creating such series, the holders of the Common Stock shall be entitled to receive the entire remaining assets and funds of the Corporation legally available for distribution, to be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then held by them.

                  (c) For purposes of this Section 2, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for less than fifty percent (50%) of the outstanding voting shares issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere incorporation transaction, including without limitation, a transaction pursuant to which the Corporation merges into a commonly-controlled corporation organized under the laws of the State of Delaware) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to receive at the closing in cash, securities or other property (valued as provided in Section 2(d) below) amounts as specified in Section 2(a) above.

                  (d) Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         3.       Redemption.

                  (a) On the fifth anniversary of the Issue Date, upon the one time election of each of the holders of the shares of Series B Preferred Stock outstanding as of the date of such election, the Corporation shall redeem, from any source of funds to the extent legally available therefor, all but not less than all of the shares of the Series B Preferred Stock held by such shareholder as of the date of such election; provided, however, that if the holders of greater than 50% of the then outstanding Series B Preferred Stock elect to require the Corporation to redeem greater than 50% of the then outstanding shares of the Series B Preferred Stock, the Corporation may elect to redeem all but not less than all of the then outstanding shares of Series B Preferred Stock; provided, further, that, except as provided in Section 3(c) below, such redemption shall be effected no later than sixty (60) days after receipt by the Corporation of such notice of election (the "Series B Redemption Date"). The Corporation shall effect such redemption on the Series B Redemption Date by paying in cash in exchange for the shares of Series B Preferred Stock to be redeemed a sum equal to $.94999 per share of Series B Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus a per annum return of 10% (computed as simple interest from the Issue Date) (the "Series B Redemption Price").

                  (b) No later than thirty (30) days after receipt by the Corporation of the notice of election described in Section 3(a) above, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series B Redemption Date, the Series B Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Series B Redemption Notice"). Except as provided in Section 3(c), on or after the Series B Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series B Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after the Series B Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights of the holders of shares of Series B Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Preferred Stock (except the right to receive the Series B Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on any Series B Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the Series B Redemption Price and the redemption prices for the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will immediately be used to redeem on the same basis the balance of the shares which the Corporation has become obliged to redeem on any Series B Redemption Date and redemption date for the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, but which it has not redeemed.

         4.       Voting Rights.

                  (a) Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided in the Amended and Restated Stockholder's Agreement, as amended from time to time, executed by the holders of the Series B Preferred Stock, the Corporation, and the holders of Common Stock and of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, or in any Certificate of Designation for the Series B Preferred Stock hereafter filed, or as required by law), voting together with the Common Stock as a single class, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional voting shall not, however, be permitted and any fractional votes resulting from the above formula (after aggregating all shares into which shares of the Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

         5.       Restrictions and Limitations.

                  (a) So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, voting or acting together as a single class, take any action which:

                           (i) materially alters or changes the rights,
preferences or privileges of the Series B Preferred Stock as a class;

                           (ii) authorizes or issues any additional shares of
Series B Preferred Stock;

                           (iii) except as set forth in (xii) below creates any
new class or series of Preferred Stock having rights, preferences or privileges senior to or on parity with the Series B Preferred Stock;

                           (iv) approves any merger of the Corporation, sale of
all or substantially all of the assets of the Corporation, or other corporate reorganization or acquisition other than with or to a wholly-owned subsidiary of the Corporation;

                           (v) approves the purchase, redemption or other
acquisition of any of the Series B Preferred Stock except as specifically provided for in Section 3;

                           (vi) approves the purchase, redemption or other
acquisition of any common stock of the Corporation, other than repurchases pursuant to stock restriction agreements that grant to the Corporation a right of repurchase upon termination of the service or employment of any consultant, director, officer or employee;

                           (vii) authorizes the payment of a cash dividend to
any holders of any class or series of capital stock of the Corporation other than in the ordinary course of the Corporation's business;

                           (viii) amends or repeals the Corporation's Amended
and Restated Certificate of Incorporation or Amended and Restated Bylaws;

                           (ix) permits any subsidiary of the Corporation to
issue or sell or obligate itself to issue or sell, except to the Corporation or a wholly-owned subsidiary of the Corporation, any securities of such subsidiary;

                           (x) approves the liquidation, dissolution or winding
up of the Corporation;

                           (xi) authorizes any material transaction or series of
transactions between the Corporation and any officer, director, shareholder or affiliate thereof (defined as any person or entity controlling, controlled by or under common control with such person) or any individual related by blood, marriage or adoption to any such person or any entity in which such person owns a significant beneficial interest except for material transactions which are at arms-length as determined by a majority vote of the Board of Directors;

                           (xii) involves any transaction, other than joint
ventures or similar transactions conducted in the ordinary course of the Corporation's business, pursuant to which equity securities having rights, preferences or privileges senior to or on parity with the Series B Preferred Stock are issued by the Corporation;

         6. Conversion. The holder of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share by delivery of the certificate representing such share to the office of the Corporation or the transfer agent for such stock, into such number of fully paid and nonassessable shares of the Common Stock as is determined by dividing $.94999 by the Series B Conversion Price (as defined below) applicable to such share and determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of the Common Stock shall be deliverable upon conversion of shares of the Series B Preferred Stock (the "Series B Conversion Price") shall initially be $.94999 per share of the Common Stock. Such initial Series B Conversion Price shall be adjusted as hereinafter provided.

                  (b) Automatic Conversion. Each share of Series B Preferred Stock shall automatically be converted into shares of the Common Stock at the then-effective Series B Conversion Price, upon the earlier of (i) the date specified by vote, written consent or agreement of holders of not less than a majority of the then outstanding shares of Series B Preferred Stock (as to conversion of Series B Preferred Stock), and (ii) simultaneously with the initial closing of (A) an underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed Fifteen Million Dollars ($15,000,000) and in which the price per share to the public of such Common Stock equals or exceeds $5.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs prior to such underwritten, firm commitment public offering), or (B) an offering to the holders of the common stock of Safeguard Scientifics, Inc. ("SSI"), pursuant to an effective registration statement, of rights to purchase from the Company such number of shares of the Common Stock which equals up to 30% (as determined by SSI) of the sum of (I) all issued shares of Common Stock; (II) all shares of Common Stock reserved for issuance, and (III) all shares of Common Stock subject to, but not reserved for, issuance pursuant to options, warrants or other agreements, instruments or understandings, all as of the effective date of the registration statement (either (iii)(A) or (B), respectively, shall mean a "Qualified Public Offering").

                  (c)      Mechanics of Conversion.

                           (i) Before any holder of Series B Preferred Stock
shall be entitled to convert the same into shares of the Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he, she or it elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of the Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of the Common Stock to which he, she or it shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on such date.

                           (ii) If the conversion is in connection with an
underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

                  (d) Adjustments to Series B Conversion Price for Certain Diluting Issues.

                           (i) Special Definitions. For purposes of this Section
6(d), the following definitions apply:

                                    (1) "Options" shall mean rights, options, or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

                                    (2) "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than Common Stock or Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                                    (3) "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(iii), deemed to be issued) by the Corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A
Preferred Stock;

                                    (B) upon conversion of shares of Series B
Preferred Stock;

                                    (C) upon conversion of shares of Series C
Preferred Stock;

                                    (D) upon conversion of shares of Series C
Preferred Stock;

                                    (E) to officers, directors or employees of,
or consultants to, or other permitted grantee of, the Corporation or any subsidiary of the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors, but not exceeding 1,397,236 shares of the Common Stock (subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs after the date hereof and prior to the Qualified Public Offering);

                                    (F) as a dividend or distribution on Series
A Preferred Stock, or as a dividend or distribution on Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; (G) for which adjustment of the Series B Conversion Price is made pursuant to Section 6(e); or

                                    (H) upon exercise of any and all of the
70,000 Options issued to Progress Bank prior to the date these designations are filed with the Secretary of State of Delaware and any Options issued to Progress Bank or its affiliates pursuant to any transaction after the date these designations are filed with the Secretary of State of Delaware pursuant to which Progress Bank lends or makes available to the Corporation funds for working capital purposes.

                           (ii) No Adjustment of Conversion Price. Any provision
herein to the contrary notwithstanding, no adjustment in the Conversion Price for Series B Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 6(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series B Conversion Price in effect on the date of, and immediately prior to such issue.

                           (iii) Deemed Issue of Additional Shares of Common
Stock. Except as set forth in 6(d)(i)(3) above, in the event the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (1) no further adjustments in the Series B
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (2) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series B Conversion Price shall effect Common Stock previously issued upon conversion of the Series B Preferred Stock); or

                                    (3) no readjustment pursuant to clause (2)
above shall have the effect of increasing the Conversion Price of a series to an amount which exceeds the lower of (a) the Conversion Price of such series on the original adjustment date and (b) the Conversion Price of such series that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (iv) Adjustment of Conversion Price Upon Issuance of
Additional Shares of Common Stock. In the event the Corporation, at any time after the Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(iii)) without consideration or for a consideration per share less than the Series B Conversion Price on the date of and immediately prior to such issue, then and in such event, except for adjustments governed by Section 6(e) below, the Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding Options (whether vested or not vested, exercisable or not exercisable) had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

                           (v) Determination of Consideration. For purposes of
this Section 6(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (1) Cash and Property: Such consideration
shall:

                                    (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                    (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

                                    (2) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(iii), relating to Options and Convertible Securities shall be determined by dividing:

                                    (A) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (e) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series B Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (f) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(e) above or a merger or other reorganization referred to in Section 2(c) above), the Series B Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of the Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of the Common Stock that would have been subject to receipt by the holders upon conversion of Series B Preferred Stock immediately before that change.

                  (g) No Impairment. Without the vote or written consent of the holders of a majority of the Series B Preferred Stock, voting or acting together as a single class, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

                  (h) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Conversion Price at the time in effect, and
(iii) the number of shares of the Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

                  (i) Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion

                  (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

                  (k) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series B Preferred Stock. All shares of the Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of the Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

                  (l) Notices. Any notice required by the provisions of this
Section 6 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

         7.       Preemptive Rights.

                  (a) Right To Maintain Proportionate Share Ownership. The holders of outstanding shares of Series B Preferred Stock shall have the right to subscribe to any or all (i) issuances of shares of capital stock of the Corporation, (ii) issuances of securities convertible into shares of capital stock of the Corporation (other than Options to Progress Bank or an affiliate thereof as contemplated in Section 6(d)(i)(3)(H)), or (iii) grants of options to purchase shares of capital stock of the Corporation, including, but not limited to any warrants issued by the Corporation (other than option grants referred to in Section 6(d)(i)(3)(E) above) on the same terms of such offerings to the extent equal to the proportion which the number of shares of Series B Preferred Stock (on an as-converted basis) held by such holders bears to the Corporation's fully-diluted capitalization (on an as-converted and as-exercised basis). Such right is exercisable within ten (10) days after the receipt of written notice relating to such issuances by the holders of the Series B Preferred Stock. Each holder of Series B Preferred Stock shall have the right to purchase that percentage of such issuances available for purchase by all of the holders of Series B Preferred Stock equal to such holder's percentage of all Series B Preferred Stock issued and outstanding at such time. The right of holders of the Series B Preferred Stock to purchase new issues of shares or convertible securities or options does not extend to shares or securities issued solely in exchange for property (including securities) other than cash, including any such shares, convertible securities or options issued in connection with any merger or reorganization (primarily intended to acquire property or business), equipment lease or debt financing.

                  (b) Oversubscription Privilege. In addition to the right to purchase his, her or its pro rata proportion of the new issue of shares, convertible securities or options as set forth in 7(a) above, each holder of the Series B Preferred Stock who has subscribed for the entire number of shares or units initially allocable to him shall have the additional right to subscribe to his, her or its proportionate part of any shares or units which have not been subscribed for by other holders of the Series B Preferred Stock. In case the total number of shares or units desired to be purchased by holders of the Series B Preferred Stock exercising this right of oversubscription exceeds the total number of shares or other units which have not been initially subscribed for by other holders of the Series B Preferred Stock and are thus available for purchase, each holder of the Series B Preferred Stock exercising this right of oversubscription shall be entitled to purchase that percentage of the shares or units not initially subscribed by the holders of Series B Preferred Stock equal to the number of shares subscribed by such holder over the total number of shares for which subscriptions from holders of Series B Preferred Stock have been received. This procedure shall be repeated, if necessary, until all of the shares or units not initially subscribed have been allocated. The preemptive rights held by the holders of the Series B Preferred Stock pursuant to this
Section 7 shall terminate immediately prior to the closing of a Qualified Initial Public Offering.

         8. No Reissuance of the Series B Preferred Stock. No share or shares of the Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued as part of that series. The authorized number of shares of that series shall be automatically reduced by the number of shares reacquired, and the Board of Directors of the Corporation shall return those shares to the status of authorized but undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

                           DESIGNATION AND DESCRIPTION
                                       OF
                            SERIES C PREFERRED STOCK
                                       OF
                             U.S. INTERACTIVE, INC.,
                             a Delaware corporation


         1. Designation and Amount. The shares of the series of Preferred Stock hereby established shall be designated as "Series C Preferred Stock" and the number of shares constituting such series shall be 595,706. As used herein, the term "Preferred Stock" used without reference to the Series C Preferred Stock means the shares of Preferred Stock, without distinction as to series, except as otherwise expressly provided for herein, or as the context otherwise requires.

         2.       Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock ("Common Stock") by reason of their ownership thereof, the amount of $1.67868 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series C Purchase Price") plus all accrued or declared but unpaid dividends on such share for each share of Series C Preferred Stock then held (the "Series C Preferential Amount"). The holders of the Series C Preferred Stock shall receive the Series C Preferential Amount pari passu with the amounts due to holders of Series A Preferred Stock, holders of Series B Preferred Stock and holders of Series D Preferred Stock under the Designation and Description of Series A Preferred Stock, the Designation and Description of Series B Preferred Stock and the Designation and Description of Series D Preferred Stock. Notwithstanding the foregoing, if in any liquidation, dissolution or winding up of the Corporation, the rate of return on the Series C Preferred Stock is less than 10% per year on the Series C Purchase Price (computed as simple interest from July 2, 1998 (the "Issue Date")), then the holders of the Series C Preferred Stock shall be entitled to receive, following payment of the Series C Preferential Amount, an additional amount which operates to provide to the holders of the Series C Preferred a rate of return on the shares of Series C Preferred Stock of 10% per year on the Series C Purchase Price (computed as simple interest from the Issue Date and as adjusted for any stock dividends, combinations, or splits with respect to such shares). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the fully aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

                  (b) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, and subject to the payment in full of the liquidation preference with respect to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock as provided in subparagraph (a) of this Section 2, and subject to the rights of any series of Preferred Stock pursuant to a Designation and Description creating such series, the holders of the Common Stock shall be entitled to receive the entire remaining assets and funds of the Corporation legally available for distribution, to be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then held by them.

                  (c) For purposes of this Section 2, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for less than fifty percent (50%) of the outstanding voting shares issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere incorporation transaction, including without limitation, a transaction pursuant to which the Corporation merges into a commonly-controlled corporation organized under the laws of the State of Delaware) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to receive at the closing in cash, securities or other property (valued as provided in Section 2(d) below) amounts as specified in Section 2(a) above.

                  (d) Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         3.       Redemption.

                  (a) On the fifth anniversary of the Issue Date, upon the one time election of each of the holders of the shares of Series C Preferred Stock outstanding as of the date of such election, the Corporation shall redeem, from any source of funds to the extent legally available therefor, all but not less than all of the shares of the Series C Preferred Stock held by such shareholder as of the date of such election; provided, however, that if the holders of greater than 50% of the then outstanding Series C Preferred Stock elect to require the Corporation to redeem greater than 50% of the then outstanding shares of the Series C Preferred Stock, the Corporation may elect to redeem all but not less than all of the then outstanding shares of Series C Preferred Stock; provided, further, that, except as provided in Section 3(c) below, such redemption shall be effected no later than sixty (60) days after receipt by the Corporation of such notice of election (the "Series C Redemption Date"). The Corporation shall effect such redemption on the Series C Redemption Date by paying in cash in exchange for the shares of Series C Preferred Stock to be redeemed a sum equal to $1.67868 per share of Series C Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus a per annum return of 10% (computed as simple interest from the Issue Date) (the "Series C Redemption Price").

                  (b) No later than thirty (30) days after receipt by the Corporation of the notice of election described in Section 3(a) above, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series C Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series C Redemption Date, the Series C Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Series C Redemption Notice"). Except as provided in Section 3(c), on or after the Series C Redemption Date, each holder of Series C Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series C Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after the Series C Redemption Date, unless there shall have been a default in payment of the Series C Redemption Price, all rights of the holders of shares of Series C Preferred Stock designated for redemption in the Redemption Notice as holders of Series C Preferred Stock (except the right to receive the Series C Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on any Series C Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the Series C Redemption Price and the redemption prices for the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock such funds will immediately be used to redeem on the same basis the balance of the shares which the Corporation has become obliged to redeem on any Series C Redemption Date and redemption date for the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, but which it has not redeemed.

         4.       Voting Rights.

                  (a) Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided in the Amended and Restated Stockholder's Agreement, as amended from time to time, executed by the holders of the Series C Preferred Stock, the Corporation, and the holders of Common Stock and of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock on the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, or in any Certificate of Designation for the Series C Preferred Stock hereafter filed, or as required by law), voting together with the Common Stock as a single class, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional voting shall not, however, be permitted and any fractional votes resulting from the above formula (after aggregating all shares into which shares of the Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

         5.       Restrictions and Limitations.

                  (a) So long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock, voting or acting together as a single class, take any action which:

                           (i) materially alters or changes the rights,
preferences or privileges of the Series C Preferred Stock as a class;

                           (ii) authorizes or issues any additional shares of
Series C Preferred Stock;

                           (iii) except as set forth in (xii) below creates any
new class or series of Preferred Stock having rights, preferences or privileges senior to or on parity with the Series C Preferred Stock;

                           (iv) approves any merger of the Corporation, sale of
all or substantially all of the assets of the Corporation, or other corporate reorganization or acquisition other than with or to a wholly-owned subsidiary of the Corporation; (v) approves the purchase, redemption or other acquisition of any of the Series C Preferred Stock except as specifically provided for in
Section 3;

                           (vi) approves the purchase, redemption or other
acquisition of any common stock of the Corporation, other than repurchases pursuant to stock restriction agreements that grant to the Corporation a right of repurchase upon termination of the service or employment of any consultant, director, officer or employee;

                           (vii) authorizes the payment of a cash dividend to
any holders of any class or series of capital stock of the Corporation other than in the ordinary course of the Corporation's business;

                           (viii) amends or repeals the Corporation's Amended
and Restated Certificate of Incorporation or Amended and Restated Bylaws;

                           (ix) permits any subsidiary of the Corporation to
issue or sell or obligate itself to issue or sell, except to the Corporation or a wholly-owned subsidiary of the Corporation, any securities of such subsidiary;

                           (x) approves the liquidation, dissolution or winding
up of the Corporation;

                           (xi) authorizes any material transaction or series of
transactions between the Corporation and any officer, director, shareholder or affiliate thereof (defined as any person or entity controlling, controlled by or under common control with such person) or any individual related by blood, marriage or adoption to any such person or any entity in which such person owns a significant beneficial interest except for material transactions which are at arms-length as determined by a majority vote of the Board of Directors;

                           (xii) involves any transaction, other than joint
ventures or similar transactions conducted in the ordinary course of the Corporation's business, pursuant to which equity securities having rights, preferences or privileges senior to or on parity with the Series C Preferred Stock are issued by the Corporation;

         6. Conversion. The holder of the Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share by delivery of the certificate representing such share to the office of the Corporation or the transfer agent for such stock, into such number of fully paid and nonassessable shares of the Common Stock as is determined by dividing $1.67868 by the Series C Conversion Price (as defined below) applicable to such share and determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of the Common Stock shall be deliverable upon conversion of shares of the Series C Preferred Stock (the "Series C Conversion Price") shall initially be $1.67868 per share of the Common Stock. Such initial Series C Conversion Price shall be adjusted as hereinafter provided.

                  (b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically be converted into shares of the Common Stock at the then-effective Series C Conversion Price, upon the earlier of (i) the date specified by vote, written consent or agreement of holders of not less than a majority of the then outstanding shares of Series C Preferred Stock (as to conversion of Series C Preferred Stock), and (ii) simultaneously with the initial closing of (A) an underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed Fifteen Million Dollars ($15,000,000) and in which the price per share to the public of such Common Stock equals or exceeds $5.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs prior to such underwritten, firm commitment public offering), or (B) an offering to the holders of the common stock of Safeguard Scientifics, Inc. ("SSI"), pursuant to an effective registration statement, of rights to purchase from the Company such number of shares of the Common Stock which equals up to 30% (as determined by SSI) of the sum of (I) all issued shares of Common Stock; (II) all shares of Common Stock reserved for issuance, and (III) all shares of Common Stock subject to, but not reserved for, issuance pursuant to options, warrants or other agreements, instruments or understandings, all as of the effective date of the registration statement (either (iii)(A) or (B), respectively, shall mean a "Qualified Public Offering")

                  (c)      Mechanics of Conversion.

                           (i) Before any holder of Series C Preferred Stock
shall be entitled to convert the same into shares of the Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he, she or it elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of the Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of the Common Stock to which he, she or it shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on such date.

                           (ii) If the conversion is in connection with an
underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series C Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

                  (d) Adjustments to Series C Conversion Price for Certain Diluting Issues.

                           (i) Special Definitions. For purposes of this Section
6(d), the following definitions apply:

                                    (1) "Options" shall mean rights, options, or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

                                    (2) "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than Common Stock or Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                                    (3) "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(iii), deemed to be issued) by the Corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A
Preferred Stock;

                                    (B) upon conversion of shares of Series B
Preferred Stock;

                                    (C) upon conversion of shares of Series C
Preferred Stock;

                                    (D) upon conversion of shares of Series D
Preferred Stock;

                                    (E) to officers, directors or employees of,
or consultants to, or other permitted grantee of, the Corporation or any subsidiary of the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors, but not exceeding 1,397,236 shares of the Common Stock (subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs after the date hereof and prior to the Qualified Public offering);

                                    (F) as a dividend or distribution on Series
A Preferred Stock, or as a dividend or distribution on Series B Preferred Stock or Series C Preferred Stock;

                                    (G) for which adjustment of the Series C
Conversion Price is made pursuant to Section 6(e); or

                                    (H) upon exercise of any and all of the
70,000 Options issued to Progress Bank prior to the date these designations are filed with the Secretary of State of Delaware and any Options issued to Progress Bank or its affiliates pursuant to any transaction after the date these designations are filed with the Secretary of State of Delaware pursuant to which Progress Bank lends or makes available to the Corporation funds for working capital purposes.

                           (ii) No Adjustment of Conversion Price. Any provision
herein to the contrary notwithstanding, no adjustment in the Conversion Price for Series C Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 6(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series C Conversion Price in effect on the date of, and immediately prior to such issue.

                           (iii) Deemed Issue of Additional Shares of Common
Stock. Except as set forth in 6(d)(i)(3) above, in the event the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (1) no further adjustments in the Series C
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (2) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series C Conversion Price shall effect Common Stock previously issued upon conversion of the Series C Preferred Stock); or

                                    (3) no readjustment pursuant to clause (2)
above shall have the effect of increasing the Conversion Price of a series to an amount which exceeds the lower of (a) the Conversion Price of such series on the original adjustment date and (b) the Conversion Price of such series that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (iv) Adjustment of Conversion Price Upon Issuance of
Additional Shares of Common Stock. In the event the Corporation, at any time after the Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(iii)) without consideration or for a consideration per share less than the Series C Conversion Price on the date of and immediately prior to such issue, then and in such event, except for adjustments governed by Section 6(e) below, the Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding Options (whether vested or not vested, exercisable or not exercisable) had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

                           (v) Determination of Consideration. For purposes of
this Section 6(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                     (1) Cash and Property: Such consideration
shall:

                                     (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                     (B) insofar as it consists of property
other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                     (C) in the event Additional Shares of
Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

                                     (2) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(iii), relating to Options and Convertible Securities shall be determined by dividing:

                                     (A) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (B) the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (e) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series C Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (f) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(e) above or a merger or other reorganization referred to in Section 2(c) above), the Series C Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of the Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of the Common Stock that would have been subject to receipt by the holders upon conversion of Series C Preferred Stock immediately before that change.

                  (g) No Impairment. Without the vote or written consent of the holders of a majority of the Series C Preferred Stock, voting or acting together as a single class, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

                  (h) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price at the time in effect, and
(iii) the number of shares of the Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

                  (i) Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion

                  (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

                  (k) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series C Preferred Stock. All shares of the Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of the Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

                  (l) Notices. Any notice required by the provisions of this
Section 7 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

         7.       Preemptive Rights.

                  (a) Right To Maintain Proportionate Share Ownership. The holders of outstanding shares of Series C Preferred Stock shall have the right to subscribe to any or all (i) issuances of shares of capital stock of the Corporation, (ii) issuances of securities convertible into shares of capital stock of the Corporation (other than options to Progress Bank or an affiliate thereof as contemplated in Section 6(d)(i)(3)(H)), or (iii) grants of options to purchase shares of capital stock of the Corporation including, but not limited to any warrants issued by the Corporation (other than option grants referred to in Section 6(d)(i)(3)(E) above) on the same terms of such offerings to the extent equal to the proportion which the number of shares of Series C Preferred Stock (on an as-converted basis) held by such holders bears to the Corporation's fully-diluted capitalization (on an as-converted and as-exercised basis). Such right is exercisable within ten (10) days after the receipt of written notice relating to such issuances by the holders of the Series C Preferred Stock. Each holder of Series C Preferred Stock shall have the right to purchase that percentage of such issuances available for purchase by all of the holders of Series C Preferred Stock equal to such holder's percentage of all Series C Preferred Stock issued and outstanding at such time. The right of holders of the Series C Preferred Stock to purchase new issues of shares or convertible securities or options does not extend to shares or securities issued solely in exchange for property (including securities) other than cash, including any such shares, convertible securities or options issued in connection with any merger or reorganization (primarily intended to acquire property or business), equipment lease or debt financing.

                  (b) Oversubscription Privilege. In addition to the right to purchase his, her or its pro rata proportion of the new issue of shares, convertible securities or options as set forth in 7(a) above, each holder of the Series C Preferred Stock who has subscribed for the entire number of shares or units initially allocable to him shall have the additional right to subscribe to his, her or its proportionate part of any shares or units which have not been subscribed for by other holders of the Series C Preferred Stock. In case the total number of shares or units desired to be purchased by holders of the Series C Preferred Stock exercising this right of oversubscription exceeds the total number of shares or other units which have not been initially subscribed for by other holders of the Series C Preferred Stock and are thus available for purchase, each holder of the Series C Preferred Stock exercising this right of oversubscription shall be entitled to purchase that percentage of the shares or units not initially subscribed by the holders of Series C Preferred Stock equal to the number of shares subscribed by such holder over the total number of shares for which subscriptions from holders of Series C Preferred Stock have been received. This procedure shall be repeated, if necessary, until all of the shares or units not initially subscribed have been allocated. The preemptive rights held by the holders of the Series C Preferred Stock pursuant to this
Section 7 shall terminate immediately prior to the closing of a Qualified Public Offering.

         8. No Reissuance of the Series C Preferred Stock. No share or shares of the Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued as part of that series. The authorized number of shares of that series shall be automatically reduced by the number of shares reacquired, and the Board of Directors of the Corporation shall return those shares to the status of authorized but undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

                           DESIGNATION AND DESCRIPTION
                                       OF
                            SERIES D PREFERRED STOCK
                                       OF
                             U.S. INTERACTIVE, INC.,
                             a Delaware corporation


         1. Designation and Amount. The shares of the series of Preferred Stock hereby established shall be designated as "Series D Preferred Stock" and the number of shares constituting such series shall be 2,339,628. As used herein, the term "Preferred Stock" used without reference to the Series D Preferred Stock means the shares of Preferred Stock, without distinction as to series, except as otherwise expressly provided for herein, or as the context otherwise requires.

         2.       Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock ("Common Stock") by reason of their ownership thereof, the amount of $4.63 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series D Purchase Price") plus all accrued or declared but unpaid dividends on such share for each share of Series D Preferred Stock then held (the "Series D Preferential Amount"). The holders of the Series D Preferred Stock shall receive the Series D Preferential Amount pari passu with the amounts due to holders of Series A Preferred Stock, holders of Series B Preferred Stock and holders of Series C Preferred Stock under the Designation and Description of Series A Preferred Stock, the Designation and Description of Series B Preferred Stock and the Designation and Description of Series C Preferred Stock. Notwithstanding the foregoing, if in any liquidation, dissolution or winding up of the Corporation, the rate of return on the Series D Preferred Stock is less than 10% per year on the Series D Purchase Price (computed as simple interest from the date of the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Issue Date")), then the holders of the Series D Preferred Stock shall be entitled to receive, following payment of the Series D Preferential Amount, an additional amount which operates to provide to the holders of the Series D Preferred a rate of return on the shares of Series D Preferred Stock of 10% per year on the Series D Purchase Price (computed as simple interest from the Issue Date and as adjusted for any stock dividends, combinations, or splits with respect to such shares). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the fully aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

                  (b) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, and subject to the payment in full of the liquidation preference with respect to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock as provided in subparagraph (a) of this Section 2, and subject to the rights of any series of Preferred Stock pursuant to a Designation and Description creating such series, the holders of the Common Stock shall be entitled to receive the entire remaining assets and funds of the Corporation legally available for distribution, to be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then held by them.

                  (c) For purposes of this Section 2, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for less than fifty percent (50%) of the outstanding voting shares issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere incorporation transaction, including, without limitation, a transaction pursuant to which the Corporation merges into a commonly-controlled corporation organized under the laws of the State of Delaware) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to receive at the closing in cash, securities or other property (valued as provided in Section 2(d) below) amounts as specified in Section 2(a) above.

                  (d) Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         3.       Redemption.

                  (a) On the fifth anniversary of July 2, 1998, upon the one time election of each of the holders of the shares of Series D Preferred Stock outstanding as of the date of such election, the Corporation shall redeem, from any source of funds to the extent legally available therefor, all but not less than all of the shares of the Series D Preferred Stock held by such shareholder as of the date of such election; provided, however, that if the holders of greater than 50% of the then outstanding Series D Preferred Stock elect to require the Corporation to redeem greater than 50% of the then outstanding shares of the Series D Preferred Stock, the Corporation may elect to redeem all but not less than all of the then outstanding shares of Series D Preferred Stock; provided, further, that, except as provided in Section 3(c) below, such redemption shall be effected no later than sixty (60) days after receipt by the Corporation of such notice of election (the "Series D Redemption Date"). The Corporation shall effect such redemption on the Series D Redemption Date by paying in cash in exchange for the shares of Series D Preferred Stock to be redeemed a sum equal to $4.63 per share of Series D Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus a per annum return of 10% (computed as simple interest from the Issue Date) (the "Series D Redemption Price").

                  (b) No later than thirty (30) days after receipt by the Corporation of the notice of election described in Section 3(a) above, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series D Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series D Redemption Date, the Series D Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Series D Redemption Notice"). Except as provided in Section 3(c), on or after the Series D Redemption Date, each holder of Series D Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series D Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after the Series D Redemption Date, unless there shall have been a default in payment of the Series D Redemption Price, all rights of the holders of shares of Series D Preferred Stock designated for redemption in the Redemption Notice as holders of Series D Preferred Stock (except the right to receive the Series D Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on any Series D Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the Series D Redemption Price and the redemption prices for the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will immediately be used to redeem on the same basis the balance of the shares which the Corporation has become obliged to redeem on any Series D Redemption Date and redemption date for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock but which it has not redeemed.

         4.       Voting Rights.

                  (a) Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided in the Amended and Restated Stockholder's Agreement, as amended from time to time, executed by the holders of the Series D Preferred Stock, the Corporation, and the holders of Common Stock and of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, or in any Certificate of Designation for the Series D Preferred Stock hereafter filed, or as required by law), voting together with the Common Stock as a single class, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional voting shall not, however, be permitted and any fractional votes resulting from the above formula (after aggregating all shares into which shares of the Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

         5.       Restrictions and Limitations.

                  (a) So long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series D Preferred Stock, voting or acting together as a single class, take any action which:

                           (i) materially alters or changes the rights,
preferences or privileges of the Series D Preferred Stock as a class;

                           (ii) authorizes or issues any additional shares of
Series D Preferred Stock;

                           (iii) except as set forth in (xii) below creates any
new class or series of Preferred Stock having rights, preferences or privileges senior to or on parity with the Series D Preferred Stock;

                           (iv) approves any merger of the Corporation, sale of
all or substantially all of the assets of the Corporation, or other corporate reorganization or acquisition other than with or to a wholly-owned subsidiary of the Corporation;

                           (v) approves the purchase, redemption or other
acquisition of any of the Series D Preferred Stock except as specifically provided for in Section 3;

                           (vi) approves the purchase, redemption or other
acquisition of any common stock of the Corporation, other than repurchases pursuant to stock restriction agreements that grant to the Corporation a right of repurchase upon termination of the service or employment of any consultant, director, officer or employee;

                           (vii) authorizes the payment of a cash dividend to
any holders of any class or series of capital stock of the Corporation other than in the ordinary course of the Corporation's business;

                           (viii) amends or repeals the Corporation's Amended
and Restated Certificate of Incorporation or Amended and Restated Bylaws;

                           (ix) permits any subsidiary of the Corporation to
issue or sell or obligate itself to issue or sell, except to the Corporation or a wholly-owned subsidiary of the Corporation, any securities of such subsidiary;

                           (x) approves the liquidation, dissolution or winding
up of the Corporation;

                           (xi) authorizes any material transaction or series of
transactions between the Corporation and any officer, director, shareholder or affiliate thereof (defined as any person or entity controlling, controlled by or under common control with such person) or any individual related by blood, marriage or adoption to any such person or any entity in which such person owns a significant beneficial interest except for material transactions which are at arms-length as determined by a majority vote of the Board of Directors;

                           (xii) involves any transaction, other than joint
ventures or similar transactions conducted in the ordinary course of the Corporation's business, pursuant to which equity securities having rights, preferences or privileges senior to or on parity with the Series D Preferred Stock are issued by the Corporation;

         6. Conversion. The holder of the Series D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share by delivery of the certificate representing such share to the office of the Corporation or the transfer agent for such stock, into such number of fully paid and nonassessable shares of the Common Stock as is determined by dividing $4.63 by the Series D Conversion Price (as defined below) applicable to such share and determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of the Common Stock shall be deliverable upon conversion of shares of the Series D Preferred Stock (the "Series D Conversion Price") shall initially be $4.63 per share of the Common Stock. Such initial Series D Conversion Price shall be adjusted as hereinafter provided.

                  (b) Automatic Conversion. Each share of Series D Preferred Stock shall automatically be converted into shares of the Common Stock at the then-effective Series D Conversion Price, upon the earlier of (i) the date specified by vote, written consent or agreement of holders of not less than a majority of the then outstanding shares of Series D Preferred Stock (as to conversion of Series D Preferred Stock), and (ii) simultaneously with the initial closing of (A) an underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed Fifteen Million Dollars ($15,000,000) and in which the price per share to the public of such Common Stock equals or exceeds $5.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs prior to such underwritten, firm commitment public offering), or (B) an offering to the holders of the common stock of Safeguard Scientifics, Inc. ("SSI"), pursuant to an effective registration statement, of rights to purchase from the Company such number of shares of the Common Stock which equals up to 30% (as determined by SSI) of the sum of (I) all issued shares of Common Stock; (II) all shares of Common Stock reserved for issuance, and (III) all shares of Common Stock subject to, but not reserved for, issuance pursuant to options, warrants or other agreements, instruments or understandings, all as of the effective date of the registration statement (either (iii)(A) or (B), respectively, shall mean a "Qualified Public Offering").

                  (c)      Mechanics of Conversion.

                           (i) Before any holder of Series D Preferred Stock
shall be entitled to convert the same into shares of the Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he, she or it elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of the Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, a certificate or certificates for the number of shares of the Common Stock to which he, she or it shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on such date.

                           (ii) If the conversion is in connection with an
underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series D Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series D Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

                  (d) Adjustments to Series D Conversion Price for Certain Diluting Issues.

                           (i) Special Definitions. For purposes of this Section
6(d), the following definitions apply:

                                    (1) "Options" shall mean rights, options, or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

                                    (2) "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than Common Stock or Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                                    (3) "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(iii), deemed to be issued) by the Corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A
Preferred Stock;

                                    (B) upon conversion of shares of Series B
Preferred Stock;

                                    (C) upon conversion of shares of Series C
Preferred Stock;

                                    (D) upon conversion of shares of Series D
Preferred Stock;

                                    (E) to officers, directors or employees of,
or consultants to, or other permitted grantee of, the Corporation or any subsidiary of the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors, but not exceeding 1,397,236 shares of the Common Stock (subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event involving the Common Stock which occurs after the date hereof and prior to the Qualified Public Offering);

                                    (F) as a dividend or distribution on Series
A Preferred Stock, or as a dividend or distribution on Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

                                    (G) for which adjustment of the Series D
Conversion Price is made pursuant to Section 6(e); or

                                    (H) upon exercise of any and all of the
70,000 Options issued to Progress Bank prior to the date these designations are filed with the Secretary of State of Delaware and any Options issued to Progress Bank or its affiliates pursuant to any transaction after the date these designations are filed with the Secretary of State of Delaware pursuant to which Progress Bank lends or makes available to the Corporation funds for working capital purposes.

                           (ii) No Adjustment of Conversion Price. Any provision
herein to the contrary notwithstanding, no adjustment in the Conversion Price for Series D Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 6(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series D Conversion Price in effect on the date of, and immediately prior to such issue.

                           (iii) Deemed Issue of Additional Shares of Common
Stock. Except as set forth in 6(d)(i)(3) above, in the event the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (1) no further adjustments in the Series D
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (2) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series D Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series D Conversion Price shall effect Common Stock previously issued upon conversion of the Series D Preferred Stock); or

                                    (3) no readjustment pursuant to clause (2)
above shall have the effect of increasing the Conversion Price of a series to an amount which exceeds the lower of (a) the Conversion Price of such series on the original adjustment date and (b) the Conversion Price of such series that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (iv) Adjustment of Conversion Price Upon Issuance of
Additional Shares of Common Stock. In the event the Corporation, at any time after the Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(iii)) without consideration or for a consideration per share less than the Series D Conversion Price on the date of and immediately prior to such issue, then and in such event, except for adjustments governed by Section 6(e) below, the Series D Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding Options (whether vested or not vested, exercisable or not exercisable) had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

                           (v) Determination of Consideration. For purposes of
this Section 6(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (1) Cash and Property: Such consideration
shall:

                                    (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                    (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

                                    (2) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(iii), relating to Options and Convertible Securities shall be determined by dividing:

                                    (A) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (e) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series D Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (f) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(e) above or a merger or other reorganization referred to in Section 2(c) above), the Series D Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series D Preferred Stock shall be convertible into, in lieu of the number of shares of the Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of the Common Stock that would have been subject to receipt by the holders upon conversion of Series D Preferred Stock immediately before that change.

                  (g) No Impairment. Without the vote or written consent of the holders of a majority of the Series D Preferred Stock, voting or acting together as a single class, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment.

                  (h) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series D Conversion Price at the time in effect, and
(iii) the number of shares of the Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred Stock.

                  (i) Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion

                  (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock, such number of its shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock; and if at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

                  (k) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of D Preferred Stock. All shares of the Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series D Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of the Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

                  (l) Notices. Any notice required by the provisions of this
Section 6 to be given to the holders of shares of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

         7.       Preemptive Rights.

                  (a) Right To Maintain Proportionate Share Ownership. The holders of outstanding shares of Series D Preferred Stock shall have the right to subscribe to any or all (i) issuances of shares of capital stock of the Corporation, (ii) issuances of securities convertible into shares of capital stock of the Corporation (other than options to Progress Bank or an affiliate thereof as contemplated in Section 6(d)(i)(3)(H)), or (iii) grants of options to purchase shares of capital stock of the Corporation including, but not limited to any warrants issued by the Corporation (other than option grants referred to in Section 6(d)(i)(3)(E) above) on the same terms of such offerings to the extent equal to the proportion which the number of shares of Series D Preferred Stock (on an as-converted basis) held by such holders bears to the Corporation's fully-diluted capitalization (on an as-converted and as-exercised basis). Such right is exercisable within ten (10) days after the receipt of written notice relating to such issuances by the holders of the Series D Preferred Stock. Each holder of Series D Preferred Stock shall have the right to purchase that percentage of such issuances available for purchase by all of the holders of Series D Preferred Stock equal to such holder's percentage of all Series D Preferred Stock issued and outstanding at such time. The right of holders of the Series D Preferred Stock to purchase new issues of shares or convertible securities or options does not extend to shares or securities issued solely in exchange for property (including securities) other than cash, including any such shares, convertible securities or options issued in connection with any merger or reorganization (primarily intended to acquire property or business), equipment lease or debt financing.

                  (b) Oversubscription Privilege. In addition to the right to purchase his, her or its pro rata proportion of the new issue of shares, convertible securities or options as set forth in 7(a) above, each holder of the Series D Preferred Stock who has subscribed for the entire number of shares or units initially allocable to him shall have the additional right to subscribe to his, her or its proportionate part of any shares or units which have not been subscribed for by other holders of the Series D Preferred Stock. In case the total number of shares or units desired to be purchased by holders of the Series D Preferred Stock exercising this right of oversubscription exceeds the total number of shares or other units which have not been initially subscribed for by other holders of the Series D Preferred Stock and are thus available for purchase, each holder of the Series D Preferred Stock exercising this right of oversubscription shall be entitled to purchase that percentage of the shares or units not initially subscribed by the holders of Series D Preferred Stock equal to the number of shares subscribed by such holder over the total number of shares for which subscriptions from holders of Series D Preferred Stock have been received. This procedure shall be repeated, if necessary, until all of the shares or units not initially subscribed have been allocated. The preemptive rights held by the holders of the Series D Preferred Stock pursuant to this
Section 7 shall terminate immediately prior to the closing of a Qualified Public Offering.

         8. No Reissuance of the Series D Preferred Stock. No share or shares of the Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued as part of that series. The authorized number of shares of that series shall be automatically reduced by the number of shares reacquired, and the Board of Directors of the Corporation shall return those shares to the status of authorized but undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.